Exhibit 10.2

LIVEONE, INC.

NOTICE OF GRANT AND RESTRICTED STOCK AGREEMENT

Subject to the terms and conditions of this Notice of Grant and Restricted Stock Agreement, dated April 27, 2026 and effective as of May 1, 2026 (the “Effective Date”), including the attachments hereto (collectively, this “Notice and Agreement”), by and between LiveOne, Inc. (the “Company”) and Craig Christensen (“Consultant”), the Company hereby grants Consultant the number of shares of the Company’s restricted common stock, $0.001 par value per share, as set forth below (the “Shares“):

Consultant:	Craig Christensen

Address:	______________________ ______________________ Email:

Number of Restricted Shares Granted:	A total of 15,000 Shares subject to vesting as provided in Section 2.2 of the Consulting Agreement (as defined in the Restricted Stock Agreement attached to this Notice of Grant)

Grant Date:	As provided under the Consulting Agreement.

Period of Restrictions Against Transfer	See Section 2 of the attached Restricted Stock Agreement.

By signing below, Consultant accepts this grant of Shares and hereby represents that he: (i) agrees to the terms and conditions of this Notice and Agreement; (ii) has reviewed the Notice and Agreement in their entirety, and has had an opportunity to obtain the advice of legal counsel and/or tax advice with respect thereto; (iii) fully understands and accepts all provisions hereof; (iv) agrees to accept as binding, conclusive, and final all of the Company’s decisions regarding, and all interpretations of, the Notice and Agreement, subject to the terms hereof; and (v) agrees to notify the Company upon any change in Consultant’s address indicated above.

AGREED AND ACCEPTED:

Craig Christensen

/s/ Craig Christensen
(signature)

LIVEONE, INC.

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (this “Agreement”) is dated April 27, 2026 and effective as of May 1, 2026 (the “Effective Date”), by and between LiveOne, Inc., a Delaware corporation (the “Company”), and Craig Christensen (the “Grantee” or “Consultant”). Capitalized terms not defined in this Agreement shall have the meanings set forth in the Consulting Agreement (as defined herein).

RECITALS

WHEREAS, the Grantee is a consultant to LiveXLive, Corp. (“LiveXLive”), a subsidiary of the Company, and LiveXLive has entered into that certain Consulting Agreement with the Grantee, dated and effective as of April 27, 2026 (the “Consulting Agreement”);

WHEREAS, the Company desires to issue shares of its Common Stock to the Grantee pursuant to this Agreement and the terms of the Consulting Agreement; and

WHEREAS, the parties hereto desire to memorialize in this Agreement the grant of shares of its Common Stock for the reasons set forth above on the terms set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Grant of Shares.   The Company hereby grants to the Grantee a total of fifteen thousand (15,000) shares of Common Stock (the ”Shares”), which Shares shall be issued and shall vest in accordance with Section 2.2 of the Consulting Agreement. The Grantee shall become the record owner of any vested Shares upon such Shares vesting in accordance with the Consulting Agreement. The Company shall instruct its transfer agent to process such issuance and legend removal within five (5) business days following the applicable Shares being eligible to be sold in compliance with Rule 144 requirements, subject to Grantee providing to the Company such documents and information as the Company and/or its transfer agent shall reasonably request. All share amounts contained in this Agreement are subject to proportionate adjustment for stock splits, stock combinations and other similar recapitalizations applicable to the Company.

2. Restriction Against Transfer.

(a) Federal Law Restrictions on Transfer.  The Grantee hereby acknowledges that in addition to the restrictions imposed by subsection 2(b) below, the following restrictions also apply with respect to the Shares: (i) the Shares held by the Grantee must be held indefinitely unless registered under the Securities Act of 1933, as amended (the “Act”), or unless, in the opinion of counsel to the Grantee, which opinion and counsel is reasonably acceptable to the Company, an exemption from such registration is available; (ii) exemption from registration may not be available or may not permit the Grantee to transfer Shares in the amounts or at the times proposed by the Grantee; (iii) the Grantee has been advised that Rule 144 promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Act (“Rule 144”), which provides for certain limited, routine sales of unregistered securities through brokers, may not be available with respect to the Shares as a result of the Company being a former shell company (as defined under the Act), and in any event, requires that the Shares be held and fully paid for within the meaning of Rule 144 for a minimum of six (6) months, and possibly longer, before they may be resold under Rule 144; (iv) the Company is under no obligation to furnish the Grantee any information or opinions to sell any of the Shares under Rule 144; and (v) in reliance upon the representations of the Grantee set forth in Section 4 below, the Company has not registered the Shares with the SEC under the Act. For the avoidance of doubt, any opinion from nationally recognized securities counsel shall be deemed reasonably acceptable.

(b) Company Cooperation and Registration Rights. The Company agrees to reasonably cooperate with Consultant in connection with any proposed sale of Shares pursuant to Rule 144, including: (i) timely providing any required issuer information; (ii) instructing its transfer agent to remove restrictive legends upon receipt of customary documentation; and (iii) not unreasonably delaying or withholding any approvals required for such sales.

(c) No Transfer of Unvested or Vested Shares.  The Grantee agrees that he will not transfer, assign, hypothecate, or in any way dispose of any of the Shares, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, until such Shares fully vest and the expiration of the restrictions imposed by this Agreement and the Consulting Agreement except by will or the laws of descent and distribution with respect to any vested Shares and subject to Grantee’s and such transferee’s compliance with appliable securities laws (a “Permitted Transfer”). Any purported transfer in violation of any provision of this Agreement shall be void and not effective and shall not operate to transfer any interest or title to the purported transferee.

3. Rights as Shareholder; Dividends.

(a) The Grantee or any transferee in a Permitted Transfer shall be the record owner of the Shares until such Shares are sold or otherwise disposed of; provided, however, that the Shares shall not be entitled to the right to vote such Shares or receive any dividends or other distributions paid until any such Shares become Vested Shares. Notwithstanding the foregoing, any dividends or other distributions shall be subject to the same restrictions on transferability as the Vested Shares with respect to which they were paid.

(b) The Company may issue stock certificates or evidence any vested Shares by using a restricted book entry account with the Company’s transfer agent. Upon request, the Company will deliver to the Grantee, or any transferee in a Permitted Transfer, as soon as reasonably practicable following such request, a notice of issuance with respect to any Vested Shares.

(c) If the Grantee forfeits any rights he has under this Agreement in accordance with this Agreement or the Consulting Agreement, the Grantee shall, on the date of such forfeiture, no longer have any rights as a shareholder with respect to the applicable Shares and shall no longer be entitled to vote or receive dividends on such Shares.

4. Representations of Consultant.  Consultant represents and warrants to the Company that:

(a) Consultant acknowledges and understands that (i) the issuance of the Shares will not be registered under the Act, or any other applicable securities laws; (ii) the issuance of the Shares is intended to be exempt from registration under the Act and any other applicable securities laws by virtue of certain exemptions thereunder, including Section 4(2) of the Act and regulations promulgated thereunder, and, therefore, the Shares cannot be resold unless registered under the Act and any other applicable securities laws or unless an exemption from registration is available; (iii) the Company and its advisors will rely on the representations and warranties of Consultant contained in this Section for purposes of determining whether the issuance of the Shares is exempt from registration under the Act and any other applicable securities laws; (iv) the Shares will be characterized as “restricted securities” under the Act; and (v) Consultant is acquiring the Shares solely for Consultant’s own account for investment purposes and not with a view toward any distribution, except as permitted under applicable securities laws. In this connection, Consultant represents that Consultant is familiar with Rule 144. Consultant recognizes (x) the lack of liquidity of the Shares and restrictions upon transferability thereof (e.g., that the undersigned may not be able to sell or dispose of them or use them as collateral for loans), and (y) the qualifications and backgrounds of the principals of the Company, among other matters; and

(b) as of the date of this Agreement and the date of any issuance of the Shares, Consultant (i) has the financial ability to bear the economic risk of the investment in the Shares, (ii) has adequate means for providing for Consultant’s current needs and contingencies, (iii) has no need for liquidity with respect to the investment in the Shares, (iv) can afford a complete loss of the investment in the Shares at this time and in the foreseeable future (v) has had ample opportunity to ask questions of and receive answers from the Company’s representatives concerning this investment and to obtain any and all documents requested in order to supplement or verify any of the information supplied; (vi) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision with respect thereto, and (vii) is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Act.

5. Notices.  All notices required or desired to be given pursuant to this Agreement shall be in writing and shall be personally served (including by commercial delivery or courier service) or given by mail or facsimile.  Any notice given by mail shall be deemed to have been given and received when seventy-two (72) hours have elapsed from the time such notice was deposited in the United States mails, certified or registered and first-class postage prepaid, addressed, if intended to a party to this Agreement, at the address set forth below its signature or to such other address as such party may have designated by like written notice to each of the other parties from time to time.

6. Refusal to Transfer.  The Company shall not be required: (i) to transfer on its books any Shares that have been sold, given away, or otherwise transferred in violation of any provision set forth in this Agreement; or (ii) to treat as owner of such Shares or to accord the right to receive dividends to any purchaser, donee, or other transferee to whom such Shares shall have been so transferred.

7. Restriction on Certificates.

(a) Legends.  The Company and the Grantee agree that all certificates representing all Shares of the Company which at any time are subject to the provisions of this Agreement shall have endorsed upon them legends substantially similar to the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (3) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, AND BASED ON AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT THE PROVISIONS OF REGULATION S HAVE BEEN SATISFIED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF, AND ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AS SET FORTH IN, THAT CERTAIN RESTRICTED STOCK AGREEMENT, BETWEEN THE COMPANY AND THE HOLDER HEREOF, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(b) Stop Transfer Instructions.  The Grantee agrees that in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, with respect to such certificates or instruments and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

8. Code Section 83(b) Election.  Grantee acknowledges that he has been informed and is aware of the following income tax consequences resulting from the receipt and vesting of the Shares:

(a) Grantee will be taxed on the fair market value of the Shares as and when the restrictions lapse in accordance with the provisions of this Agreement and any related agreement (such fair market value determined on such vesting dates), unless Grantee files an election pursuant to Section 83(b) of the Internal Revenue Code (as amended, the “Code”) (and any similar state tax provisions if applicable).  If such an election is made, Grantee will be taxed currently on the full fair market value of the Shares on the date of their grant.  Any such election must be filed by Grantee with the Internal Revenue Service and, if necessary, the proper state taxing authorities.  A form of Election under Section 83(b) is attached hereto.  GRANTEE ACKNOWLEDGES THAT IT IS HIS, HER OR ITS SOLE RESPONSIBILITY AND NOT THE COMPANY’S (i) TO DETERMINE WHETHER OR NOT TO MAKE ANY ELECTION UNDER SECTION 83(b) OF THE CODE, AND (ii) IF GRANTEE DETERMINES TO MAKE ANY SUCH ELECTION, TO TIMELY FILE SUCH ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF GRANTEE ASKS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON HIS, HER OR ITS BEHALF.  Grantee must obtain its own counsel to determine whether Grantee is eligible to make an 83(b) election and Grantee’s compliance with all tax reporting obligations relating to the Agreement, and the Company makes no representations with regard to any reporting obligations of the Grantee including the filing of an 83(b) election or the form attached hereto. Company makes no representation or guarantees as to the legalities of the 83(b) election and any statements expressed herein regarding the election.

(b) Grantee shall notify the Company immediately in writing in the event Grantee makes an election under Section 83(b) of the Code (or any successor provision) or corresponding provisions of state or local tax laws with respect to the Shares.

9. General Provisions.

(a) Severability.  In the event that any of the provisions of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions shall not be affected thereby.

(b) Construction.  All pronouns used in this Agreement shall be deemed to refer to the masculine, feminine, neuter, singular or plural as identification of the person or persons, firm or firms, corporation or corporations may require.

(c) Governing Law; Jurisdiction; Arbitration.

(i)   This Agreement shall be deemed to be made in, and in all respects, shall be interpreted, construed, and governed by and in accordance with, the laws of the State of California, without regard to conflict of laws rules or provisions. Each of the parties hereby irrevocably and unconditionally submits to the jurisdiction of all state and federal courts sitting in the City of Los Angeles, State of California, the venue of the City of Los Angeles, State of California and all actions and proceedings arising out of or relating to this Agreement that are not resolved by arbitration under subsection (ii) hereof shall be heard and determined in any state or federal court located in the City of Los Angeles, State of California.

(ii) Any dispute between the parties arising out of or relating to this Agreement (including any specific agreements contemplated herein) that cannot be resolved in thirty (30) days through good faith negotiation and discussion among the parties shall be finally settled by arbitration administered by the Los Angeles, California office of JAMS (the “Administrator”) in accordance with its then existing commercial arbitration rules and procedures. The arbitration shall be conducted in the City of Los Angeles, State of California, unless otherwise agreed by the parties in writing. The arbitration shall be conducted in the English language. The arbitration shall be conducted by a single, neutral arbitrator (“Arbitrator”) selected in accordance with the rules of the Administrator. The decision or award of the Arbitrator shall be final, binding and incontestable and may be used as a basis for judgment thereon in any jurisdiction. The arbitration proceeding and all related documents will be confidential, unless disclosure is required by law. The parties hereby expressly agree to waive the right to appeal from the decision of the Arbitrator. Accordingly, there shall be no appeal to any court or other authority (government or private) from the decision of the Arbitrator, and the parties shall not dispute nor question the validity of such decision or award before any regulatory or other authority in any jurisdiction where enforcement action is taken by the party in whose favor the decision or award is rendered, except in the case the decision or award was procured by fraud. The Arbitrator shall, within fifteen (15) calendar days after the conclusion of the arbitration hearing, issue a written award and statement of decision describing the essential findings and conclusions on which the award is based, including the calculation of any damages awarded. Each party shall bear its own costs and attorneys’ fees, and the parties shall equally bear the fees, costs, and expenses of the Administrator, the Arbitrator and the arbitration proceedings; provided, however, that the Arbitrator may exercise discretion to award costs, including reasonable and necessary attorneys’ fees, to the prevailing party. The parties consent and submit to the exclusive personal jurisdiction and venue of any state or federal court located in the City of Los Angeles, State of California, to compel arbitration in accordance with this Agreement, to enforce any arbitration award granted pursuant to this Agreement, including, any award granting equitable or injunctive relief, and to otherwise enforce this Agreement and carry out the intentions of the parties to resolve all disputes arising under or in connection with this Agreement through arbitration. Notwithstanding the foregoing, nothing in this Section will restrict either party from applying to any court of competent jurisdiction for injunctive relief.

(d) Amendment.  No amendment or variation of the terms of this Agreement, with or without consideration, shall be valid unless made in writing and signed by all of the parties to this Agreement at the time of such amendment.

(e) Limitation of Damages. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, UNDER ANY CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO: LOST PROFITS, REVENUE OR SAVINGS; EVEN IF SUCH PARTY HAS BEEN ADVISED OF, KNEW, OR SHOULD HAVE KNOWN, OF THE POSSIBILITY THEREOF; PROVIDED, HOWEVER, THAT THIS EXCLUSION SHALL NOT APPLY TO ANY DAMAGES RESULTING FROM THE GROSS NEGLIGENCE, FRAUD OR WILLFUL MISCONDUCT OF COMPANY, CONSULTANT, OR ANY OF THEIR RESPECTIVE AFFILIATES, MEMBERS, MANAGERS, OFFICERS, EMPLOYEES, DIRECTORS, SHAREHOLDERS, AGENTS, REPRESENTATIVES, AFFILIATES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, COMPANY’S AGGREGATE CUMULATIVE LIABILITY HEREUNDER, WHETHER IN CONTRACT, TORT, NEGLIGENCE, MISREPRESENTATION, STRICT LIABILITY OR OTHERWISE, SHALL NOT EXCEED AN AMOUNT EQUAL TO FIVE (5) WEEKS OF CASH FEES DUE UNDER SECTION 2 OF THIS AGREEMENT AND THE VALUE OF ANY SHARES VESTED UNDER SECTION 2 OF THE CONSULTING AGREEMENT CALCULATED AS OF THE DATE OF THIS AGREEMENT; PROVIDED THAT SUCH LIMITATION SHALL NOT APPLY WITH RESPECT TO LIVEXLIVE’S INDEMNIFICATION OBLIGATIONS UNDER THE CONSULTING AGREEMENT IF REQUIRED UNDER SECTION 10 OF SUCH AGREEMENT. CONSULTANT ACKNOWLEDGES THAT THE COMPENSATION PAID BY IT UNDER THE CONSULTING AGREEMENT REFLECTS THE ALLOCATION OF RISK SET FORTH IN THIS AGREEMENT AND THAT COMPANY WOULD NOT ENTER INTO THIS AGREEMENT WITHOUT THESE LIMITATIONS ON ITS LIABILITY. THIS PARAGRAPH SHALL NOT APPLY TO CONSULTANT WITH RESPECT TO A BREACH OF CONSULTANT’S CONFIDENTIALITY OBLIGATIONS HEREUNDER OR UNDER THE NDA (AS DEFINED IN THE CONSULTING AGREEMENT) OR CONSULTANT’S OBLIGATIONS UNDER SECTION 6 OF THE CONSULTING AGREEMENT.

(f)   Inurement.  Subject to the restrictions against transfer or assignment contained herein, the provisions of this Agreement shall inure to the benefit of and shall be binding upon the assigns, successors in interest, personal representatives, estates, heirs, and legatees of each of the parties.  The Grantee agrees that it will not hypothecate or otherwise create or suffer to exist any lien, claim, or encumbrance upon any of its Shares at any time subject hereto, other than an encumbrance created or permitted by this Agreement.

(g) Entire Agreement.  This Agreement shall be subject to the terms of the Consulting Agreement and the terms thereof shall be incorporated herein. This Agreement, the NDA and the Consulting Agreement contain the entire understanding between the parties concerning the subject matter contained herein.  There are no representations, agreements, arrangements, or understandings, oral or written, between or among the parties, relating to the subject matter of this Agreement, the NDA and the Consulting Agreement which are not fully expressed herein or therein. In the event that there is any conflict or inconsistency between the terms of this Agreement and the terms of the Consulting Agreement, the terms of the Consulting Agreement shall govern. In the event that there is any conflict or inconsistency between the terms of this Agreement and the terms of the NDA, the terms of the NDA shall govern.

(h) Further Instruments.  The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

(i)   Counterparts; Originals.  This Agreement may be executed in multiple counterparts, each of which constitutes an original and all of which together constitute one and the same instrument. A manually executed counterpart of this Agreement delivered by means of e-mail as a Portable Document Format file (“.pdf”) (or in any present or future file format intended to preserve the original graphic and pictorial appearance of a document), or by means of facsimile transmission, constitutes the valid and effective execution and delivery of this Agreement for all purposes and has the same force and effect for all purposes as the personal delivery of a manually executed counterpart bearing an original ink signature.

(j)   Authority. Each party represents that such party has the legal right, power, authority, and capacity to enter into this Agreement, the Notice of Grant, and the Consulting Agreement and to perform such party’s obligations thereunder and each of the foregoing documents is legally enforceable in accordance with its terms.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written.

COMPANY:

LiveOne, Inc.

By:	/s/ Robert S. Ellin
Name:	Robert S. Ellin
Title:	CEO & Chairman

GRANTEE:

Craig Christensen

/s/ Craig Christensen
(signature)

Address:

Email:

SECTION 83(b) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)	Name:	______________________________________________________________________________

	Address:	_____________________________________________________________________________

______________________________________________________________________________

Social Security No.: _______________________________

(2)	The property with respect to which the election is being made is ______________ shares of the common stock of LiveOne, Inc., a Delaware corporation (“Shares”).

(3)	The date on which the Shares were acquired is __________________, 2026.

(4)	The taxable year in which the election is being made is the calendar year 20__.

(5)	The property is subject to surrender and cancellation if for any reason the taxpayer ceases to be an employee the issuer prior to specified vesting dates. This restriction lapses in accordance with the terms of an agreement between the company and taxpayer.

(6)	The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $________ per share.

(7)	The amount paid for such property is $ 0 per share.

(8)	A copy of this statement was furnished to LiveOne, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(9)	This statement is executed as of _________________, 2026.

	Signature:	________________________________________
Taxpayer

_______________________________________
Taxpayer’s Spouse, if any

NOTE: To make the election, this form must be filed with the Internal Revenue Service Center with which taxpayer files his/her Federal income tax returns. It is Consultants responsibility to address any and all legal clarifications and not the Company.